WT MUTUAL FUND
Wilmington Small-Cap Growth Fund
Wilmington Small-Cap Value Fund
(the “Funds”)
Institutional and A Shares

Supplement Dated March 7, 2008, to the
Institutional and A Shares Prospectuses, each Dated November 1, 2007.
The information in this Supplement contains new and additional information beyond that in the Institutional and A Shares Prospectuses of the Funds, each dated November 1, 2007, and should be read in conjunction with those Prospectuses.
Based upon information presented to it by Rodney Square Management Corporation (“RSMC”), the Funds’ investment adviser, the Board of Trustees of WT Mutual Fund (the “Trust”) has determined that the Funds are not viable entities at this time and are unlikely to become economically viable in the foreseeable future. Accordingly, on the recommendation of RSMC, the Board of Trustees has determined to cease the offering of shares of the Funds effective March 10, 2008. In addition, the Board of Trustees has authorized the investment adviser to redeem shareholder accounts and cease operations of the Funds at the close of business on April 23, 2008.
Shareholders may request a redemption of their shares or may exchange their shares in the Funds for shares in other Wilmington Funds of the same share class without cost or charge. The redemption fee and exchange fee on Fund shares has been suspended. An exchange from one fund to another is treated as a sale transaction and purchase transaction for federal income tax purposes. The shareholder will realize a capital gain or loss, as the case may be, on each exchange or redemption transaction.
Any Fund shares not redeemed or exchanged before April 23, 2008, will be redeemed and the proceeds of the redemption sent to the shareholder’s record address. Shareholders may contact PFPC, the Funds’ transfer agent, at 800-336-9970 to request the prospectus of another Wilmington Fund or to initiate an exchange transaction. Written exchange and redemption requests may also be sent via U.S. mail or overnight delivery to: WT Mutual Fund c/o PFPC Inc., 101 Sabin Street, Pawtucket, RI 02860-1427. A signed redemption request should include the Fund’s name, your account number, the name(s) in which the account is registered, a medallion signature guarantee and instructions to redeem or exchange your shares.
INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

WT MUTUAL FUND
Wilmington Multi-Manager Real Asset Fund
Institutional and A Shares

Supplement Dated March 7, 2008 to the
Institutional and A Shares Prospectuses
Dated November 1, 2007
The information in this Supplement contains new and additional information beyond that in the Institutional and A Shares Prospectuses of the Wilmington Multi-Manager Real Asset Fund (the “Real Asset Fund”) dated November 1, 2007, and should be read in conjunction with those Prospectuses.
On February 28, 2008, upon the recommendation of Rodney Square Management Corporation (“RSMC”), the Board of Trustees (the “Board”) of WT Mutual Fund (the “Trust”) approved a proposal to add ING Clarion Real Estate Securities, LP (“ING CRES”) and EII Realty Securities, Inc. (“EII”) as sub-advisers for the Real Asset Fund, subject to approval by shareholders of the Real Asset Fund.
In addition, the Board approved RSMC’s recommendation to terminate the sub-advisory agreement among the Trust, on behalf of the Real Asset Fund, RSMC and Real Estate Management Services Group, LLC, to be effective prior to or at the time ING CRES and EII are added as sub-advisers for the Real Asset Fund.
RSMC anticipates that shareholders will be asked to consider approval of each sub-advisory agreement at a special meeting of shareholders of the Real Asset Fund in April 2008. If the sub-advisory agreements are approved by shareholders, ING CRES and EII will begin providing sub-advisory services to the Real Asset Fund shortly after the shareholder meeting.
INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

WT MUTUAL FUND
Wilmington Large-Cap Core Fund
Institutional and A Shares

Supplement Dated March 7, 2008 to the
Institutional and A Shares Prospectuses Dated November 1, 2007
The information in this Supplement contains new and additional information beyond that in the Institutional and A Shares Prospectuses of the Wilmington Large-Cap Core Fund (the “Large-Cap Core Fund”) dated November 1, 2007, and should be read in conjunction with those Prospectuses.
At the meeting of the Board of Trustees (the “Board”) of WT Mutual Fund held on February 28, 2008, upon the recommendation of Rodney Square Management Corporation (“RSMC”), the investment adviser to the Large-Cap Core Fund, the Board approved a proposal to reorganize the Large-Cap Core Fund into the Wilmington Multi-Manager Large-Cap Fund, to be effective after approval by shareholders of the Large-Cap Core Fund. The Board anticipates that shareholders will be asked to consider the approval of an agreement and plan of reorganization at a special meeting of shareholders in June 2008.
Accordingly, on the recommendation of RSMC, the Board has also determined to cease the offering of shares of the Large-Cap Core Fund effective March 31, 2008.
INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE